CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into as of August 15, 2002 (the "Commencement Date"), by and between INTERACTIVE OUTDOORS, INC. (the "Company") and
CORPFIN.COM, INC. (the "Consultant").

                            RECITALS

     A. The Company desires to avail itself of the experience, sources of information, advice, and assistance of Consultant.

     B.   Consultant is willing to make available to the  Company
Consultant's experience, sources of information, advice, and assistance.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Consultant agree as follows:

     1. Services. Upon request of the Company, Consultant hereby agrees to render services to the Company concerning marketing, public relations, acquisitions, strategic planning, and business opportunities of the Company or its affiliates, as well as investment banking and similar services relative to financings and other material transactions of the Company or its affiliates, including by way of example and not in limitation of the generality of the foregoing, (a) assistance and advice with
respect   to  planning,  analyzing,  and  forecasting   long-term
financial outlook and needs, (b) assistance and advice with respect to locating, arranging, negotiating, analyzing, and obtaining debt and equity resources, and (c) assistance and advice with respect to capital market and investor relations matters (collectively, the "Services").

2. Term of Agreement; Termination. This Agreement shall commence on the Commencement Date and shall continue until one year thereafter, unless extended otherwise by written consent of the parties (the "Term").

     Either party may terminate this Agreement upon notice to the other party if the other party is in breach of its obligations hereunder and such breach continues for sixty (60) days following notice thereof from the non-breaching party to the breaching party. Upon termination of this Agreement, any obligations of the Company or Consultant shall cease.

     3. Compensation. In consideration of Consultant's entering into this Agreement and in exchange for the services to be performed pursuant to this Agreement, the Company shall pay Consultant (i) a fee of the number of shares of the Company's common stock equal to 8% of the Company's issued and outstanding common stock as of the effective date of the Registration Statement, as defined below (the "Shares"), to be issued to the Consultant (or its designees), and (ii) a warrant (the "Warrant" and, together with the Shares, the "Consultant Fee") to purchase 100,000 shares of the Company's common stock exercisable at $2.00
per  share.   The Shares shall be deposited in an escrow  account
with a law firm selected by the Consultant and be subject to a mutually acceptable escrow agreement. The Consultant's right to the Shares shall vest in four equal amounts beginning as of the date of this Agreement with the remainder vesting in the same amounts every thirty (30) days from such date until fully vested.

4. Registration Rights. (a) The Company agrees to cooperate with Consultant in filing a registration statement to register all of the Shares (as so filed or amended, the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, and the Company further agrees that, after the Registration Statement is declared effective, it will thereafter maintain the effectiveness of such registration until the earlier of (i) two
(2) years after the effective date of the Registration Statement or (ii) the date on which the Consultant has sold or otherwise transferred all of the Shares. Consultant agrees to cooperate with the Company in filing the Registration Statement, in filing any subsequent amendments thereto and in responding to any Securities and Exchange Commission comments or questions regarding the same at no additional cost to the Company.
                (b) In addition to the registration rights referred to in the preceding provisions of Section 4(a), effective after the expiration of the effectiveness of the Registration Statement, the Consultant shall have piggy-back registration rights with respect to the Shares then held by the Consultant (collectively, the "Remaining Shares") until the date on which the Consultant has sold all of the Shares, subject to the conditions set forth below. If, at any time after the expiration of effectiveness of the Registration Statement, the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company's stock (other than a registration on Form S-4 or Form S-8), the Company shall give written notice thereof to the Consultant and the Consultant shall have the right, exercisable within ten (10) business days after receipt of such notice, to demand inclusion of all or a portion of the Consultant's
Remaining Shares in such registration statement. If the Consultant exercises such election, the Remaining Shares so designated shall be included in the registration statement at no cost or expense to the Consultant (other than costs or commissions which would be borne by the Consultant under the terms of the Registration Rights Agreement were the Shares deemed to be Registrable Securities under that agreement). Notwithstanding the foregoing, the piggy-back registration rights granted to the Consultant hereunder are subject to the right of any future holder of registration rights to specifically exclude any other securities of the Company from being included on a registration statement filed for the benefit of such holder, provided, that such exclusion shall exclude any other securities of the Company that are not subject to registration rights which specifically provide for such securities to be in the subject registration statement."

     5.   Additional Compensation.   In addition to the Consultant
Fee, the Company shall pay Consultant a retainer fee of $20,000, payable in two $10,000 installments due upon the 30th day following the effective date of the Registration Statement and on the subsequent 30th day thereafter. Additionally, in the event the Consultant directly or indirectly originates any transactions contemplated by Section 1 hereof during the Term, the Company shall pay fees to the Consultant to be mutually agreed upon.

6. Independent Contractor. At all times during the term of this Agreement, Consultant is and shall be an independent contractor in providing the Services hereunder, with the sole right to supervise, manage, operate, control, and direct the performance incident to the Services. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture, to create the relationships of employee/employer or principal/agent, or otherwise create any liability whatsoever as partner, joint venturer, employer, employee, principal, or agent for either the Company or Consultant with respect to the indebtedness, liabilities, or obligations of each other or of any other person or entity.

7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be personally delivered, delivered by facsimile or courier service, or mailed, certified with first class postage prepaid, to the addresses set forth below:
          (a)  If to the Company, to:
            Interactive Outdoors, Inc.
            17 Seaman Road
            Poughkeepsie, NY 12601
            Attention:  Edward N. Weeks, Jr.
            Facsimile Number:  (845) 483-7191
            Phone Number:  (845) 483-7191

            with a copy to:

            Law Offices of Harold P. Gewerter, Esq., Ltd.
            228 S. Fourth Street, Suite 101
            Las Vegas, Nevada 89101
            Attention:  Patrick Deparini
            Facsimile Number:  (702) 382-1759
            Phone Number:  (702) 382-1714

          (b)  If to Consultant, to:
            Corpfin.com, Inc.
            3353 Peachtree Road
            Suite 942
            Atlanta, GA 30326
            Attention:  John C. Canouse
            Facsimile Number:  (404) 504-9126
            Phone Number:  (404) 504-9129


Each such notice shall be deemed to have been given (whether actually received or not) on the date of actual delivery thereof, if personally delivered or delivered by facsimile transmission (if receipt is confirmed at the time of such transmission by telephone or facsimile machine-generated confirmation), or on the third day following the date of mailing, if mailed in accordance with this Section, or on the day specified for delivery to the courier service (if such day is one on which the courier service will give normal assurances that such specified delivery will be made). Any notice, request, demand, or other communication given otherwise than in accordance with this Section shall be deemed to have been given on the date actually received. Any party may change its address for purposes of this Section by giving written notice of such change to all other parties in the manner hereinabove provided.

     8. Liability of Consultant. Consultant assumes no responsibility under this Agreement other than to perform the Services in good faith, and Consultant will not be responsible for any consequences whatsoever that result from any action of the Company in following or declining to follow any advice or recommendation of Consultant, it being acknowledged and agreed by the Company that Consultant's services provided under this Agreement are consulting only and any and all decision-making regarding the Company, including without limitation whether or not to follow any advice by Consultant, is solely the responsibility of the Company. Consultant will not be liable to the Company except by reason of acts constituting bad faith of Consultant or willful misfeasance or reckless disregard of its duties. The parties hereto recognize and agree that the effectiveness of the Services and the success of any actions undertaken by Consultant in connection therewith are not guaranteed or warranted by Consultant in any respect whatsoever.

9.   Confidential Information.
     (a) Anything herein to the contrary notwithstanding, the Company will not intentionally provide Consultant with any material non-public information, unless both (i) advising Consultant in writing prior to such disclosure that the information about to be provided constitutes material non-public information and whether, when and by what means the Company intends to make such information public and (ii) Consultant, in its sole and absolute discretion, agrees in writing to receive such information. In furtherance of the foregoing, and not in limitation thereof, Consultant may agree in writing to receive such information on the condition that the Company comply with Regulation FD promulgated by the Securities and Exchange Commission as if the provisions regarding Confidential Information were not included in this Agreement and the Consultant were not subject to any confidentiality requirements (written, oral, implied, anticipated or otherwise) with respect to such information.

     (b) Provided Consultant has agreed to receive material non-public information with respect to the Company in the manner provided in subparagraph (a) of this Section 7 or the Company has advised Consultant that the information to be provided is not material non-public information with respect to the Company, Consultant acknowledges that certain information that may be disclosed to Consultant by the Company may be confidential, proprietary, and secret in character. Consultant agrees that such information will (i) be kept confidential by Consultant,
(ii) not be used by Consultant in any way detrimental to the Company, and (iii) not be used other than in furtherance of the Services to be provided under this Agreement.

     (c)   The   term   "Confidential  Information"   means   any
information or knowledge that is not generally known to the public that is disclosed or made known to the Consultant directly or indirectly during the term of this Agreement (regardless of the form in which communicated and including all notes, memoranda, records, analyses, test results, surveys, applications for governmental approvals, and other documents and items that were prepared by the Consultant, other employees of the Company, or other persons or entities acting at the behest of or in conjunction with the Company that incorporate, embody, reflect, describe, or otherwise relate to, in whole or in part, the oral or written information made known to the Consultant). Notwithstanding the foregoing, no item of information otherwise included in the definition of "Confidential Information" shall be deemed Confidential Information to the extent that it (i) is or becomes publicly available through no fault or breach of this Agreement, (ii) is disclosed in a non-confidential capacity by the party which would have had the right to assert that such information was Confidential Information, (iii) is lawfully obtained or could be lawfully obtained from third parties without breaching any provision of any non-disclosure agreement, (iv) is information which is previously known or is developed by the recipient independently of the disclosing party or (v) must be disclosed pursuant to or as required or directed by law or by a court or other tribunal of competent jurisdiction. "Confidential Information" also does not include any business, industry or other analysis previously made or subsequently developed by Consultant that is not specific to the business activities of the Company.

      (d) The Company acknowledges that Confidential Information is not necessarily material non-public information regarding the Company and that the Consultant may, in good faith, determine that any one or more items of Confidential Information, individually or in the aggregate, do not constitute material non-public information with respect to the Company.

     10.   Binding Effect.  This Agreement shall be binding  upon
Consultant and the Company and their respective successors, assigns, and representatives.

11. Assignment. Except as contemplated by Section 3 hereof, neither this Agreement nor the rights and obligations hereunder may be assigned by operation of law or otherwise without the express consent of the other party (which consent may be granted or withheld in the sole and absolute discretion of such other party).

12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

13. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

14. Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

15. Amendment. Neither this Agreement nor the rights and obligations hereunder may be assigned by operation of law or otherwise without the express written consent of the nonassigning party (which consent may be granted or withheld in the sole and absolute discretion of such party).

16. Entire Agreement. This Agreement (including any Exhibits hereto and the documents delivered pursuant hereto) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter.

17. Headings. The various titles of the paragraphs, captions, headings, and arrangements herein are used solely for convenience, shall not be used for interpreting or construing any word, clause, paragraph, or subparagraph of this Agreement, and do not in any way affect, limit, amplify, or modify the terms hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              THE COMPANY:


                              INTERACTIVE OUTDOORS, INC.

                              By: ____________________________________

                              Name: ______________________________

                              Title: _______________________________


                              CONSULTANT:


                              CORPFIN.COM, INC.

                              By:
                              ____________________________________

                              Name:______________________________

                              Title:_______________________________